Annual Report

Mid-Cap
Growth
Fund

December 31, 2001

T. Rowe Price



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund

     o Stocks continued to decline in the second half of 2001, rocked by terrorism, war, and recession, though the market rebounded strongly at year-end.

     o In a year of significant declines for major averages, your fund fell just 0.98%, not far behind the S&P MidCap 400 Index and well ahead of both other benchmarks.

     o Business services and consumer discretionary stocks were our top contributors, while technology and telecommunications stocks were our largest detractors.

     o We expect a gradual economic recovery in the year ahead. The environment should be favorable for the steady-growth mid-cap stocks we prefer.


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Fellow Shareholders

Stocks staged a tremendous late-year rally but still finished 2001 in the red, marking the first time since 1973-74 that the major U.S. averages had each declined for two consecutive years. It was a year of war, recession, terror, and massive corporate failure. Peering into the abyss, America rediscovered its underlying strength and dynamism. By year-end it seemed possible that not just the Taliban regime but also the recession had passed into history.

Growth stocks paced the fourth-quarter rebound while value stocks outperformed for the year. Mid-cap stocks fared better than large-caps for the second year in a row, as the broad-based Standard & Poor's MidCap 400 Index slipped just 0.60%, while the large-cap-dominated S&P 500 Stock Index fell 11.89%. Aggressive growth stocks of all sizes posted steep losses, however, culminating in a heart-stopping third-quarter plunge. The Nasdaq Composite Index finished the year down 21.05%, despite surging 37% from its low reached just 10 days after the September 11 attacks.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                                 -0.20%               -0.98%
Mid-Cap Growth Fund -
Advisor Class                                        -0.28                -1.10
S&P MidCap 400 Index                                 -1.56                -0.60
Russell Midcap Growth Index                          -8.26               -20.15
Lipper Mid-Cap Growth Fund Index                     -9.84               -21.07

The Mid-Cap Growth Fund fell 0.98% in 2001, not far behind the S&P MidCap but well ahead of the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Fund Index, as shown in the table. In the topsy-turvy second half, your fund posted a slight loss but outperformed all three benchmarks. We are pleased with the fund's results in a difficult year for the markets. Our limited loss is testament not just to the fund's focus on the relatively strong mid-cap segment but also to a stable investment approach that emphasizes discipline, diversification, and growth at a reasonable price. Though value outperformed growth by a substantial margin for the year and the S&P MidCap represents growth and value stocks, your fund delivered comparable performance despite its growth orientation. Our valuation and diversification disciplines helped us avoid the steep losses posted by the more aggressive Russell benchmark and the index of competing funds-though we had our share of tech and telecom losers.

Since inception on June 30, 1992, the fund has gained 427.37% (for an average annual return of 19.12%) versus 320.24% for the S&P MidCap, 210.03% for the Russell index, and 214.66% for the Lipper peer group index.


MARKET ENVIRONMENT

The strength of the market's rebound and the apparent resilience of the U.S. economy in the wake of September 11 were nothing short of remarkable. Consumer spending remained healthy, the Federal Reserve eased monetary policy aggressively, and investors chose to look resolutely forward to better times in 2002.

After having slowed the pace of its rate cuts at midyear, the Fed came back with a vengeance following the terrorist attacks. On the morning of September 17, just before the equity markets reopened, the Fed cut the federal funds target rate by a half point, just one in an extraordinary series of moves throughout 2001. The federal funds rate ended the year at 1.75%, the lowest level since 1961.

Fiscal policy was more of a mixed bag. Of course, spending had already received a boost from the federal government's response to the terrorist attacks, and President Bush's original tax cut took effect and will continue to grow incrementally year by year. However, improved economic data, the rebounding stock market, and military victory in Afghanistan combined to dissipate the bipartisan sense of urgency for additional fiscal stimulus.

In addition to the return of partisan bickering, the economy and the markets withstood no shortage of other scary headlines, such as the astonishing collapse of Enron, political and economic turmoil in Argentina, and the possibility of war between India and Pakistan. The unemployment rate also continued to rise and consumer debt levels remained fairly high. Nonetheless, signs grew that the economy had hit bottom and had even begun to recover. Economic indicators either improved outright or ceased deteriorating. Significantly lower energy prices were expected to put an additional $100 billion in consumers' pockets, and heavy mortgage refinancing added even more.

Growth vs. Value
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------
Russell Midcap Growth Index                         -8.26%              -20.15%
Russell Midcap Value Index                           -0.91                 2.33

Both growth and value stocks fell in the second half, though value continued to outperform by a wide margin for the year. Growth stocks led the late-year rebound, however, and generally perform better in the early stages of an economic recovery. Mid-cap valuations remain favorable compared with large-caps. According to market research firm The Leuthold Group, mid-caps are trading at 17 times 2002 earnings estimates compared with a forward price/earnings ratio of 21 for large-caps. Meanwhile, consensus earnings growth estimates for mid-caps over the next five years are higher than those for large-caps, at 17% versus 15%.


PORTFOLIO REVIEW

The industrials and business services, health care, and consumer discretionary sectors were the fund's top contributors during the second half.

Our top individual contributor, however, came from the technology sector. Affiliated Computer Services, a longtime holding, is an information technology outsourcer and systems integrator that continued to show strong profit growth. The federal government is expected to expand its technology outsourcing rapidly in the years ahead, and Affiliated is well positioned to benefit.

Concord EFS, another longtime holding and our third-largest contributor in the half, is a leading electronic transaction processor that delivers strong profit growth and a high return on equity. Concord is profiting from the growing use of debit cards at retail outlets such as gas stations, supermarkets, and convenience stores. It has been a successful investment and the shares seemed fully priced, so we trimmed our holdings in the stock by year-end.

Affiliated and Concord are examples of the service-oriented companies we have traditionally found attractive, and they were our top two contributors for 2001, as well. Both use technology to improve the productivity of their clients, but they are not manufacturers of technology gear and thus are not exposed to the business cycle (or the product cycle) in quite the same way.

The fund's second largest contributor in the second half was Whole Foods Market, the world's biggest chain of natural foods supermarkets. Your fund has owned the stock for several years, but we began adding significantly to the position early this year on weakness. The company made some missteps in 2000, management was viewed skeptically on Wall Street, and the economy was slowing down. We found Whole Foods to be an attractively valued company with a good store concept, strong square footage growth, and better results than other food retailers.

The technology sector was again our largest detractor in the second half, with particular weakness in Internet software and services. The telecommunications services and energy sectors were also detractors.

Wireless communications service providers Western Wireless and Triton PCS Holdings were both among our top detractors in the second half. Western Wireless provides service in the mountain states of the western U.S., while Triton PCS is an AT&T Wireless affiliate. The industry posted disappointing subscriber growth in the period, and both holdings fell short of financial targets. We believe that the value of the roaming fees paid by national carriers to regional providers, especially Western Wireless, may be currently underappreciated.

Peregrine Systems, a provider of business-to-business e-commerce software as well as infrastructure management software, was our second-largest detractor in the period. Economic weakness in Europe and North America and corporations' deferral of large software purchases crimped Peregrine's sales severely, and the stock plunged.

Our largest detractor for the year was Exodus Communications, which we discussed in our last letter. We underestimated just how much overcapacity had been built in the Web-hosting industry, and how quickly demand would evaporate. We anticipated-incorrectly-that enterprise spending by major corporations would replace much of the lost demand from dot-coms, of which we had long been skeptical. In the end, with too much competition, too much capacity, and too high expectations, even this once-promising infrastructure company ended up in the dot-com dustbin.

Major purchases during the past six months included commercial and defense aerospace company Rockwell Collins (which was spun off from Rockwell International), coffee purveyor Starbucks, which we consider one of the best restaurant concepts in a generation, and Weight Watchers International, a great franchise and an excellent business model.

Sector Diversification
--------------------------------------------------------------------------------
                                                    6/30/01             12/31/01
--------------------------------------------------------------------------------
Consumer Discretionary                                  12%                  14%
Consumer Staples                                         1                    2
Energy                                                   6                    7
Financials                                              12                   10
Health Care                                             22                   22
Industrials and Business Services                       15                   20
Information Technology                                  21                   17
Materials                                                0                    0
Telecommunication Services                               4                    2
Utilities                                                1                    0
Reserves                                                 6                    6
--------------------------------------------------------------------------------
Total                                                  100%                 100%

Top sales included specialty commercial lender Heller Financial, which was acquired by General Electric for a substantial premium (Heller was our fifth-largest contributor in the second half and fourth for the year); AmerisourceBergen, a very successful investment for us (and still a core holding) that was formed by the merger last year of longtime holding Amerisource Health and Bergen Brunswig, both drug distributors; and independent power producer Orion Power Holdings, which agreed to be acquired by Reliant Resources for a small premium.


INVESTMENT STRATEGY AND OUTLOOK

While the turn of the millennium would seem to be an artificial inflection point, it appears, in retrospect, to have marked the end of a truly extraordinary period in U.S. economic, political, and social history. This period had its roots in the late 1970s and early 1980s when then-Federal Reserve Chairman Paul Volcker pushed short-term interest rates as high as 20%, causing a deep recession in 1980-81 but effectively ending the inflation menace. Two decades of generally falling interest rates followed. After an intense military build-up in the early and mid-1980s, the fall of the former Soviet Union delivered a "peace dividend," the role of government in U.S. society became more subdued, and a golden age of American capitalism ensued. The stock market delivered returns that were unprecedented in size and duration over the scope of American history. The last half of the 1990s was the crescendo of that era-a time of low inflation, soaring budget surpluses, an abiding faith in technology's ability to enhance our future, and five consecutive years of double-digit equity market returns.

As we are able to put the 1990s into better perspective, it is becoming clearer where we have come from, but, as usual, it is not as easy to discern exactly where we are headed. We are in a period of transition that began well before the shocking events of September 11. The collapse of the Internet bubble, the grinding bear market, the recession, and the precipitous drop in corporate profits all preceded the terrorist attacks on the World Trade Center and the Pentagon. Beyond the short-term impact, the escalation of the terror threat does have longer-term economic implications. The need for increased security acts like a tax, and may be a drag on productivity. Globalization faces many new obstacles-some related to terrorism, some not-and may now be stalled, imperiling the freer flow of goods, capital, and labor across international borders. Government will likely play a larger role in the economy in the years ahead, reversing a two-decade trend.

This is not to suggest that we are doomed to relive the 1970s (though the return of bellbottoms does give pause), nor are we proclaiming "The Death of Equities," as a Business Week cover famously declared just before the greatest bull market of all time. Rather, this transitional period will likely be one of diminished expectations. The economy and the stock market will recover, but the shape of that recovery is unlikely to resemble recent experience (with the exception that disinflationary pressures are almost certain to persist).

The Internet bubble was a once-in-a-generation mania, and the aftershocks of such events seldom subside in a year or two. As we have noted before, the most significant excess of the late 1990s was not the frothiness of dot-com share prices, per se, but a capital spending boom of unprecedented magnitude, partially financed by those share prices, and concentrated in technology and telecommunications equipment and infrastructure. While most recessions begin when the consumer pulls back and unsold inventories build to unsustainably high levels, this downturn was different. Last year's recession was almost entirely a contraction in business investment while the consumer continued to spend. Structural excesses of this kind take much longer to remedy than garden-variety inventory imbalances.

That said, the way that consumers have held up their end of the bargain (so to speak) has been impressive. In our last letter, we observed that consumer spending would be the key to preventing a more serious downturn. The early signs have been encouraging, as consumers proved at year-end that they had the means and the desire to continue propping up the economy. Relatively high consumer debt remains a worry, as does the possibility that sales of big-ticket items such as cars may simply have been borrowed from the future in response to generous incentives. But if the recession has ended already, as some assert, then we must give the consumer credit.

Technology stocks led the tremendous year-end rally that raised so many investors' hopes, but technology valuations are again very high, even assuming a strong economic rebound. History tells us that while the leaders of an old bull market sometimes lead the initial charge of a new bull market, they are soon displaced by a new and different breed. The Mid-Cap Growth Fund continues to emphasize steadily growing companies in sectors such as business services and health care. For aggressive growth opportunities, we are inclined to favor specialty pharmaceutical and biotechnology stocks over information technology shares. The life sciences industry is driven by U.S. demand and is less dependent on cross-border trade than the technology supply chain. These stocks should benefit in the years to come from increasing product approvals for exciting life-saving and life-extending new therapies. Unlike the early 1990s, when few emerging biotechnology companies were profitable, today many biotech companies generate healthy profits, and even more are on the cusp of profitability. One might even draw an analogy between the biotechnology industry today and the technology industry 10 years ago.

Though times change, there will always be opportunities in the dynamic U.S. business environment, and we are as convinced as ever that a focus on mid-size growth companies is an excellent way to find them. We believe that mid-cap stocks are poised to continue outperforming large-caps, as they have since mid-1999, because relative earnings growth rates and valuations remain favorable. In addition, mid-caps historically have a stronger earnings rebound coming out of recessions than large-caps. Our outlook for a gradual economic recovery and generally low interest rates and inflation also augurs well for true growth stocks.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive Vice President of the fund

January 16, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------
Affiliated Computer Services                                      2.7%
Concord EFS                                                       2.3
Waddell & Reed Financial                                          2.0
Wellpoint Health Networks                                         1.9
Omnicare                                                          1.8
--------------------------------------------------------------------------------
Gilead Sciences                                                   1.7
Robert Half International                                         1.5
Western Wireless                                                  1.4
Whole Foods Market                                                1.4
BJ Services                                                       1.4
--------------------------------------------------------------------------------
AmerisourceBergen                                                 1.3
Lamar Advertising                                                 1.3
Family Dollar Stores                                              1.2
Republic Services                                                 1.2
Best Buy                                                          1.2
--------------------------------------------------------------------------------
Manpower                                                          1.2
Dollar Tree Stores                                                1.2
MedImmune                                                         1.2
Apogent Technologies                                              1.1
Laboratory Corporation of America                                 1.1
--------------------------------------------------------------------------------
Ocean Energy                                                      1.1
Lattice Semiconductor                                             1.1
Diamond Offshore Drilling                                         1.1
Cephalon                                                          1.1
O'Reilly Automotive                                               1.1
--------------------------------------------------------------------------------
Total                                                            35.6%

Note: Table excludes reserves.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/01

Ten Best Contributors
--------------------------------------------------------------------------------
Affiliated Computer Services                                       35(cents)
Whole Foods Market                                                 22
Concord EFS                                                        20
Wellpoint Health Networks                                          15
Heller Financial**                                                 15
Omnicare                                                           13
AmerisourceBergen                                                  12
Best Buy                                                           12
Waters Corporation                                                 10
O'Reilly Automotive                                                 9
Total                                                             163(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------
Western Wireless                                                  -25(cents)
Peregrine Systems                                                  19
HomeStore.com**                                                    16
VeriSign                                                           14
Shire Pharmaceuticals                                              14
Devon Energy                                                       13
Mercury Interactive                                                13
Allegiance Telecom**                                               13
Franklin Resources                                                 11
Triton PCS Holdings                                                10
Total                                                            -148(cents)


12 Months Ended 12/31/01

Ten Best Contributors
--------------------------------------------------------------------------------
Affiliated Computer Services                                       47(cents)
Concord EFS                                                        34
Gilead Sciences                                                    26
Heller Financial**                                                 26
Best Buy                                                           24
Whole Foods Market                                                 23
KLA-Tencor                                                         21
AmerisourceBergen                                                  20
Dollar Tree Stores*                                                17
Electronic Arts                                                    17
Total                                                             255(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------
Exodus Communications**                                           -42(cents)
Waters Corporation                                                 34
NetIQ                                                              25
Allegiance Telecom**                                               24
Crown Castle International**                                       23
Devon Energy                                                       22
McLeodUSA**                                                        21
Internet Security Systems                                          19
Mercury Interactive                                                19
Western Wireless                                                   17
Total                                                            -246(cents)


 *       Position added
**       Position eliminated



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                  S&P MidCa         Lipper              Mid-Cap
                                                   Mid-Cap          Growth Fund

6/30/92                         10000                10000                10000

12/31/92                        11609                12092                12454

12/93                           13229                13796                15721

12/94                           12755                13796                15767

12/95                           16702                19205                22224

12/96                           19907                21789                27744

12/97                           26327                24260                32830

12//98                          31361                27363                40052

12/99                           35975                47534                49576

12/00                           42279                39866                53259

12/01                           42024                31466                52737

Note: Performance for Advisor Class shares will vary from fund shares due to the differing fee structure. See returns table below.

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
12/31/01          1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------
Mid-Cap
Growth Fund       -0.98%       9.60%      13.71%      19.12%    6/30/92
Mid-Cap
Growth Fund
- Advisor Clas    -1.10           -           -       -1.89    3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on funddistributions or the redemption of fund shares.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Mid-Cap Growth             Year
shares                    Ended
                       12/31/01    12/31/00    12/31/99    12/31/98    12/31/97
NET ASSET VALUE
Beginning of period    $  39.79    $  40.13    $  34.08    $  28.60    $  24.43

Investment activities
      Net investment
      income (loss)      (0.13)      (0.03)      (0.03)      (0.03)      (0.03)
      Net realized and
      unrealized gain
      (loss)             (0.26)       2.96        7.96        6.24        4.50

      Total from
      investment
      activities         (0.39)       2.93        7.93        6.21        4.47

Distributions
      Net realized
      gain                  -       (3.27)      (1.88)      (0.73)      (0.30)

NET ASSET VALUE
End of period          $  39.40    $  39.79    $  40.13    $  34.08    $  28.60
                       ---------------------------------------------------------

Ratios/Supplemental Data
Total return
(diamond)                (0.98)%      7.43%      23.78%      22.00%      18.33%
Ratio of total expenses
to average net assets      0.89%      0.86%       0.87%       0.91%       0.95%
Ratio of net investment
income (loss) to average
net assets               (0.35)%    (0.09)%     (0.09)%     (0.14)%     (0.14)%
Portfolio turnover rate    43.0%      53.6%       53.3%       46.7%       42.6%
Net assets, end
of period
Beginning of period    $  39.79    $  40.13    $  34.08    $  28.60    $  24.43
(in millions)          $  6,739    $  6,589    $  5,243    $  3,310    $  1,839

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Mid-Cap Growth Advisor Class shares

                                                      Year              3/31/00
                                                     Ended              Through
                                                  12/31/01             12/31/00

NET ASSET VALUE
Beginning of period                        $         39.83      $         44.13

Investment activities
  Net investment income (loss)                       (0.08)                0.01*
  Net realized and
  unrealized gain (loss)                             (0.36)               (1.04)

  Total from
  investment activities                              (0.44)               (1.03)

Distributions
  Net realized gain                                      -                (3.27)

NET ASSET VALUE
End of period                              $         39.39      $         39.83
                                           -------------------------------------

Ratios/Supplemental Data

Total return(diamond)                               (1.10)%              (2.22)%
Ratio of total expenses to
average net assets                                    1.04%               0.70%!
Ratio of net investment
income (loss) to average
net assets                                          (0.56)%               0.09%!
Portfolio turnover rate                               43.0%               53.6%!
Net assets, end of period
(in thousands)                             $         16,736     $         2,303

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the investment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluctuating market values for the investment portfolio.

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     !Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001

Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  93.8%

CONSUMER DISCRETIONARY  13.6%

Hotels, Restaurants & Leisure  1.6%
Outback Steakhouse*                              1,700,000      $        58,225
Starbucks*                                       2,500,000               47,637
                                                                        105,862

Household Durables  0.3%
Garmin *                                           900,000               19,116
                                                                         19,116

Media  4.8%
Catalina Marketing *                             1,045,000               36,261
Charter Communications (Class A) *               3,800,000               62,453
Cox Radio (Class A) *                            1,800,000               45,864
Entercom Communications *                          400,000               20,000
Lamar Advertising (Class A) *                    2,000,000               84,580
Rogers Communications (Class B) *                2,625,000               44,100
TMP Worldwide *                                    721,000               30,935
                                                                        324,193

Multiline Retail  3.2%
BJ's Wholesale Club *                            1,175,000               51,818
Dollar Tree Stores *                             2,550,000               78,833
Family Dollar Stores                             2,800,000               83,944
                                                                        214,595

Specialty Retail  3.2%
Best Buy *                                       1,100,000               81,928
O'Reilly Automotive *                            2,000,000               73,210
TJX                                              1,625,000               64,772
                                                                        219,910

Textiles & Apparel  0.5%
Coach *                                            926,900               36,131
                                                                         36,131
Total Consumer Discretionary                                            919,807

CONSUMER STAPLES  1.8%

Food & Drug Retailing  1.8%
Sysco                                            1,000,000               26,220
Whole Foods Market *                             2,200,000               95,997
Total Consumer Staples                                                  122,217

ENERGY  7.1%

Energy Equipment & Services  4.0%
BJ Services *                                    2,850,000      $        92,482
Cooper Cameron *                                   875,000               35,315
Diamond Offshore Drilling                        2,500,000               76,000
Smith *                                          1,200,000               64,344
                                                                        268,141

Oil & Gas  3.1%
Devon Energy                                     1,650,000               63,773
EOG Resources                                    1,800,000               70,398
Ocean Energy                                     4,000,000               76,800
                                                                        210,971
Total Energy                                                            479,112

FINANCIALS  10.1%

Banks  0.2%
Silicon Valley Bancshares *                        500,000               13,368
                                                                         13,368

Diversified Financials  4.5%
Capital One Financial                              500,000               26,975
Federated Investors (Class B)                    1,550,000               49,414
Franklin Resources                               1,800,000               63,486
Legg Mason                                         550,000               27,489
Waddell & Reed Financial (Class A)               4,225,000              136,045
                                                                        303,409

Insurance  5.4%
ACE                                              1,175,000               47,176
Allmerica Financial                              1,200,000               53,460
Nationwide Financial Services (Class A)            250,000               10,365
PMI                                                600,000               40,206
Principal Financial *                            1,250,000               30,000
Progressive                                        475,000               70,917
Protective Life                                  1,400,000               40,502
Radian                                           1,650,000               70,868
                                                                        363,494
Total Financials                                                        680,271

HEALTH CARE  22.4%

Biotechnology  6.8%
Abgenix *                                          450,000      $        15,140
Alkermes *                                       1,500,000               39,555
Cephalon *                                       1,000,000               75,585
Gilead Sciences *                                1,725,000              113,376
Human Genome Sciences *                            700,000               23,607
IDEC Pharmaceuticals *                             725,000               49,971
MedImmune *                                      1,700,000               78,761
Protein Design Labs *                              200,000                6,571
Sepracor *                                         650,000               37,089
Vertex Pharmaceuticals *                           750,000               18,390
                                                                        458,045

Health Care Equipment & Supplies  2.6%
Apogent Technologies *                           3,000,000               77,400
Invitrogen *                                       700,000               43,354
Waters Corporation *                             1,492,000               57,815
                                                                        178,569

Health Care Providers & Services  9.3%
AmerisourceBergen                                1,350,000               85,792
Anthem *                                         1,400,000               69,300
Davita *                                         2,000,000               48,900
Health Management (Class A) *                    2,500,000               46,000
Laboratory Corporation of America *                950,000               76,808
Lincare *                                        1,600,000               45,848
Omnicare !                                       4,900,000              121,912
WebMD *                                            500,000                3,528
Wellpoint Health Networks (Class A) *            1,125,000              131,456
                                                                        629,544

Pharmaceuticals  3.7%
Allergan                                           725,000               54,411
Biovail *                                          675,000               37,969
King Pharmaceuticals *                           1,492,000               62,858
Shire Pharmaceuticals ADR *                      1,250,000               45,756
Teva Pharmaceutical ADR                            800,000               49,336
                                                                        250,330
Total Health Care                                                     1,516,488

INDUSTRIALS & BUSINESS SERVICES  19.6%

Aerospace & Defense  1.8%
L-3 Communications *                               600,000      $        54,000
Rockwell Collins                                 3,325,000               64,838
                                                                        118,838

Air Freight & Couriers  0.8%
C.H. Robinson Worldwide                            500,000               14,472
Expeditors International of Washington             650,000               37,021
                                                                         51,493

Commercial Services & Supplies  14.3%
Apollo (Class A) *                                 400,000               18,006
BISYS *                                            900,000               57,596
Ceridian *                                       2,500,000               46,875
Certegy *                                        2,000,000               68,440
Choicepoint *                                    1,150,000               58,293
Concord EFS *                                    4,800,000              157,368
Convergys *                                      1,750,000               65,607
Fiserv *                                           750,000               31,748
Iron Mountain *                                  1,325,000               58,035
Manpower                                         2,350,000               79,218
Republic Services (Class A) *                    4,175,000               83,375
Robert Half International *                      3,850,000              102,795
SABRE (Class A) *                                1,500,000               63,525
Viad                                             1,475,000               34,928
Weight Watchers International *                  1,200,000               40,584
                                                                        966,393

Industrial Conglomerates  0.4%
Teleflex                                           650,000               30,752
                                                                         30,752

Machinery  2.0%
Danaher                                          1,100,000               66,341
ITT Industries                                   1,350,000               68,175
                                                                        134,516

Trading Companies & Distributors  0.3%
MSC Industrial Direct (Class A) *                1,175,000               23,206
                                                                         23,206
Total Industrials & Business Services                                 1,325,198

INFORMATION TECHNOLOGY  16.9%

Communications Equipment  0.2%
Brocade Communications Systems *                   500,000      $        16,563
                                                                         16,563

Computers & Peripherals  0.3%
Lexmark (Class A) *                                350,000               20,650
                                                                         20,650

Electronic Equipment & Instruments  2.7%
Celestica *                                      1,100,000               44,429
Jabil Circuit *                                  2,000,000               45,440
Molex (Class A)                                  1,000,000               27,025
Sanmina *                                        2,500,000               49,738
Symbol Technologies                                800,000               12,704
                                                                        179,336

Internet Software & Services  1.4%
Internet Security Systems *                        800,000               25,664

RealNetworks *                                   1,500,000                8,918

VeriSign *                                       1,500,000               57,097
                                                                         91,679

IT Consulting & Services  4.3%
Affiliated Computer Services (Class A) *         1,750,000              185,727
KPMG Consulting *                                3,950,000               65,669
SunGard Data Systems *                           1,300,000               37,609
                                                                        289,005

Semiconductor Equipment & Products  4.4%
Analog Devices *                                   675,000               29,963
Cabot Microelectronics *                           200,000               15,848
Intersil (Class A) *                             1,000,000               32,370
KLA-Tencor *                                       950,000               47,082
Lattice Semiconductor *                          3,700,000               76,091
Maxim Integrated Products *                      1,250,000               65,631
Novellus Systems *                                 800,000               31,580
                                                                        298,565

Software  3.6%
Adobe Systems                                    1,000,000               31,065
Electronic Arts *                                1,150,000               68,948
Informatica *                                    1,175,000               17,043
Intuit *                                           725,000      $        31,037
Lawson Software *                                  306,200                4,826
Mercury Interactive *                            1,150,000               39,083
NetIQ *                                             30,600                1,079
Peregrine Systems *                              2,525,000               37,433
Siebel Systems *                                   500,000               13,995
                                                                        244,509
Total Information Technology                                          1,140,307

TELECOMMUNICATION SERVICES  2.2%

Wireless Telecommunication Services  2.2%
Triton PCS Holdings (Class A) *                  1,700,000               49,895
Western Wireless (Class A) *                     3,400,000               96,067
Total Telecommunication Services                                        145,962
Total Miscellaneous Common Stocks 0.1%                                    5,677
Total Common Stocks (Cost                  $     4,716,832)           6,335,039

SHORT-TERM INVESTMENTS  6.0%

Money Market Fund  6.0%
T. Rowe Price Government
Reserve Investment Fund, 1.81%, #!             405,528,434              405,528
Total Short-Term Investments (Cost  $405,528)                           405,528

Total Investments in Securities
99.8% of Net Assets (Cost $5,122,360)                                $6,740,567

Other Assets Less Liabilities                                            15,538

NET ASSETS                                                     $      6,756,105
                                                               -----------------

     #    Seven-day yield
     *    Non-income producing
     !    Affiliated company
   ADR    American Depository Receipts


The accompanying notes are an integral part of these financial statements.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value

Affiliated companies (cost $500,438)                       $  527,440

Other companies (cost $4,621,922)                           6,213,127

Total investments in securities                             6,740,567


Other assets                                                   55,122

Total assets                                                6,795,689

Liabilities

Total liabilities                                              39,584

NET ASSETS                                                 $6,756,105
                                                           ---------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $ (325,311)

Net unrealized gain (loss)                                  1,618,207

Paid-in-capital applicable to 171,469,467 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                             5,463,209

NET ASSETS                                                 $6,756,105
                                                           ---------------------
NET ASSET VALUE PER SHARE

Mid-Cap Growth shares
($6,739,369,165/171,044,575 shares outstanding)            $    39.40
                                                           ---------------------
Mid-Cap Growth Advisor Class shares
($16,735,622/424,892 shares outstanding)                   $    39.39
                                                           ---------------------
NET ASSET VALUE PER SHARE

The accompanying notes are an integral part of these financial statements.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income
Dividend                                                   $   16,967
Interest
(including $15,793 from affiliated companies)                  15,793
Securities lending                                              1,146
Total income                                                   33,906

Expenses
Investment management                                          42,179
Shareholder servicing
Mid-Cap Growth shares                                          12,648
Mid-Cap Growth Advisor Class shares                                 5
Prospectus and shareholder reports
Mid-Cap Growth shares                                             429
Mid-Cap Growth Advisor Class shares                                 2
Registration                                                      276
Custody and accounting                                            273
Directors                                                          28
Legal and audit                                                    27
Proxy and annual meeting                                           25
Distribution - Mid-Cap Growth Advisor Class shares                 14
Miscellaneous                                                      43
Total expenses                                                 55,949
Expenses paid indirectly                                          (46)
Net expenses                                                   55,903
Net investment income (loss)                                  (21,997)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                       (315,181)
Change in net unrealized gain (loss) on securities            272,972
Net realized and unrealized gain (loss)                       (42,209)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  (64,206)
                                                           ---------------------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)               $       (21,997)     $        (5,528)
Net realized gain (loss)                          (315,181)             462,840
Change in net unrealized gain (loss)               272,972              (64,796)
Increase (decrease) in net
assets from operations                             (64,206)             392,516

Distributions to shareholders
Net realized gain
Mid-Cap Growth shares                                    -             (483,683)
Mid-Cap Growth Advisor Class shares                      -                 (145)
Decrease in net assets from distributions                -             (483,828)

Capital share transactions *
Shares sold
Mid-Cap Growth shares                            1,872,026            2,524,900
Mid-Cap Growth Advisor Class shares                 16,041                2,542
Distributions reinvested
Mid-Cap Growth shares                                    -              464,893
Mid-Cap Growth Advisor Class shares                      -                    -
Shares redeemed
Mid-Growth shares                               (1,656,837)          (1,553,199)
Mid-Cap Growth Advisor Class shares                 (2,148)                 (75)
Increase (decrease) in net assets from
capital share transactions                         229,082            1,439,061

Net Assets

Increase (decrease) during period                  164,876            1,347,749
Beginning of period                              6,591,229            5,243,480

End of period                              $     6,756,105      $     6,591,229
                                           -------------------------------------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

*Share information
Shares sold
Mid-Cap Growth shares                               49,387               60,286
Mid-Cap Growth Advisor Class shares                    424                   60
Distributions reinvested
Mid-Cap Growth shares                                    -               11,865
Mid-Cap Growth Advisor Class shares                      -                    -
Shares redeemed
Mid-Cap Growth shares                              (43,931)             (37,228)
Mid-Cap Growth Advisor Class shares                    (57)                  (2)
Increase (decrease) in shares outstanding            5,823               34,981


The accompanying notes are an integral part of these financial statements.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has two classes of shares - Mid-Cap Growth, offered since June 30, 1992, and Mid-Cap Growth Advisor Class, first offered on March 31, 2000. Mid-Cap Growth Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Class Accounting The Mid-Cap Growth Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,777,338,000 and $2,557,192,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

There were no distributions in the year ended December 31, 2001. The tax-basis components of net assets at December 31, 2001 were as follows:



Unrealized appreciation                                  $1,880,508,000
Unrealized depreciation                                    (371,833,000)
Net unrealized appreciation (depreciation)                1,508,675,000
Capital loss carryforwards                                 (215,779,000)
Distributable earnings                                    1,292,896,000
Paid-in capital                                           5,463,209,000

Net assets                                               $6,756,105,000
                                                         --------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $109,532,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had $215,779,000 of capital loss carryforwards that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss and redemptions in-kind. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $21,997,000

Undistributed net realized gain                             (9,186,000)

Paid-in capital                                            (12,811,000)


At December 31, 2001, the cost of investments for federal income tax purposes was $5,231,892,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,738,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2003, which would cause Mid-Cap Growth Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2005, Mid-Cap Growth Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,315,000 for the year ended December 31, 2001, of which $807,000 was payable at year end.

The fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the fund's Board of Directors, the fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2001, the fund was charged $16,000 for shareholder servicing costs related to the college savings plans, $4,000 of which was payable at period-end. At December 31, 2001, approximately 0.04% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $15,793,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Mid-Cap Growth Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               85,853,536.301
Withhold:                                                     705,088.549

Total:                                                     86,558,624.850

James A.C. Kennedy
Affirmative:                                               85,488,175.473
Withhold:                                                   1,070,449.377

Total:                                                     86,558,624.850

Calvin W. Burnett
Affirmative:                                               85,682,884.170
Withhold:                                                     875,740.680

Total:                                                     86,558,624.850

Anthony W. Deering
Affirmative:                                               85,833,086.620
Withhold:                                                     725,538.230

Total:                                                     86,558,624.850

Donald W. Dick, Jr.
Affirmative:                                               85,847,092.521
Withhold:                                                     711,532.329

Total:                                                     86,558,624.850

David K. Fagin
Affirmative:                                               85,832,145.432
Withhold:                                                     726,479.418

Total:                                                     86,558,624.850

F. Pierce Linaweaver
Affirmative:                                               85,777,055.395
Withhold:                                                     781,569.455

Total:                                                     86,558,624.850

Hanne M. Merriman
Affirmative:                                               85,807,447.973
Withhold:                                                     751,176.877

Total:                                                     86,558,624.850

John G. Schreiber
Affirmative:                                               85,831,451.399
Withhold:                                                     727,173.451

Total:                                                     86,558,624.850

Hubert D. Vos
Affirmative:                                               85,792,288.384
Withhold:                                                     766,336.466

Total:                                                     86,558,624.850

Paul M. Wythes
Affirmative:                                               85,802,854.550
Withhold:                                                     755,770.300

Total:                                                     86,558,624.850

James S. Riepe
Affirmative:                                               85,846,630.965
Withhold:                                                     711,993.885

Total:                                                     86,558,624.850



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  in 2001     Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   in 2001     Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
1/28/45                               Executive
                                      Officer, The
                                      Rouse Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 in 1992     EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     in 1992     Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to                    Resources
Street                                present),                   Ltd., and
4/9/38                                Golden Star                 Canyon
                                      Resources Ltd.,             Resources,
                                      and Canyon                  Corp.
                                      Resources,
                                      Corp. (5/00
                                      to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not Applicable
Linaweaver                in 2001     F. Pierce
100 East                              Linaweaver
Pratt                                 & Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  in 1994     Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc., The
                                                                  Rouse Company,
                                                                  and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/           97         AMLI
Schreiber                 in 2001     President,                  Residential
100 East                              Centaur                     Properties
Pratt                                 Capital                     Trust, Host
Street                                Partners,                   Marriott
10/21/46                              Inc., a real                Corporation,
                                      estate                      and The Rouse
                                      investment                  Company,
                                      company;                    realestate
                                      Senior                      developers
                                      Advisor
                                      and Partner,
                                      Blackstone
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert       Director     Elected     Owner/President, 97         Not Applicable
D. Vos                    in 1992     Stonington
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    in 1992     Partner of                  Corporation
100 East                              Sutter Hill                 Inside
Pratt                                 Ventures, a                 Directors
Street                                venture capital
6/23/33                               limited
                                      partnership,
                                      providing equity
                                      capital to
                                      young high-
                                      technology
                                      companies
                                      throughout the
                                      United States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.


Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James A.C.   Director     Elected     Managing         32         Not Applicable
Kennedy                   in 1992     Director
100 East                              and Director,
Pratt                                 T. Rowe Price
Street                                and T. Rowe
8/15/53                               Price Group,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Inside Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not Applicable
Riepe                     in 1992     Chairman
100 East                              of the Board,
Pratt                                 Director and
Street                                Managing
6/25/43                               Director,
                                      T. Rowe Price
                                      Group, Inc.;
                                      Director and
                                      Managing
                                      Director,
                                      T. Rowe Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe Price
                                      Services, Inc.;
                                      Chairman of the
                                      Board, Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe Price
                                      Trust Company;
                                      Director,
                                      T. Rowe Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not Applicable
M. David     Director     Elected     Vice Chairman    97         Not Applicable
Testa                     in 2001     of the Board,
100 East                              Chief Investment
Pratt                                 Officer,
Street                                Director, and
4/22/44                               Managing
                                      Director,
                                      T. Rowe Price
                                      Group, Inc.;
                                      Chief Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe Price;
                                      Vice President
                                      and Director,
                                      T. Rowe Price
                                      Trust Company;
                                      Director,
                                      T. Rowe Price
                                      International, Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

Brokerage SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.




T. Rowe Price College Planning
--------------------------------------------------------------------------------

COLLEGE PLANNING

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.




T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

     * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

     **   Closed to new investors.

     ! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

          Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                               F64-050  12/31/01



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